Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

333-72042    HV-5776 - PremierSolutions Cornerstone
333-72042    HV-5795 - PremierSolutions Standard (Series A)
333-72042    HV-6775 - PremierSolutions Cornerstone (Series II)
333-72042    HV-6779 - PremierSolutions Standard (Series A-II)
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Supplement dated July 25, 2023 to your Prospectus dated May 1, 2023
This Supplement dated July 25, 2023 amends certain information contained in the Prospectus dated May 1, 2023.
Appendix A – Underlying Funds
Effective immediately, the Current Expenses for the American Funds Washington Mutual Investors FundSM – Class R3 and the Invesco Small Cap Growth Fund– Class A shown in the Appendix A – Underlying Funds section of the Prospectus dated May 1, 2023 are updated as follows.
All other information contained in the Appendix A – Underlying Funds section of the Prospectus dated May 1, 2023 remains unchanged.
FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR (or since inception)	10 YEAR (or since inception)
US Fund Large Blend	American Funds Washington Mutual Investors FundSM - Class R3 Adviser: Capital Research and Management Company Subadviser: N/A	0.92%	-8.78%	8.70%	11.52%
US Fund Small Growth	Invesco Small Cap Growth Fund - Class A Adviser: Invesco Advisers, Inc. Subadviser: N/A	1.16%	-35.60%	4.18%	9.70%
This Supplement must be accompanied by and read in conjunction with the current Prospectus dated May 1, 2023. Please read this Supplement carefully and retain it for future reference.

2023-PROSUPP-8-HV5776_5795_6775_6779